PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Prudential Asset Allocation Funds
Prudential Conservative Allocation Fund (Conservative Allocation Fund)
Prudential Moderate Allocation Fund (Moderate Allocation Fund)
Prudential Growth Allocation Fund (Growth Allocation Fund)

Supplement dated April 23, 2010 to the Prospectus dated December 1, 2009
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At a recent Meeting of the Board of Directors of the Prudential Investment Portfolios, Inc. (the “Company”), the Board approved allowing Conservative Allocation Fund, Moderate Allocation Fund and Growth Allocation Fund (the “PAA Funds”) to invest in Class Z shares of Prudential Jennison Market Neutral Fund (“Market Neutral Fund”) as a new Underlying Fund.

This Supplement amends the Prospectus of the PAA Funds and is in addition to any existing supplement to the PAA Funds’ Prospectus.

1.
The tables labeled “Conservative Allocation Fund,”  “Moderate Allocation Fund” and “Growth Allocation Fund”  under the section captioned “MORE INFORMATION ABOUT THE FUNDS – TARGET RANGES FOR UNDERLYIG FUNDS” are amended to add the following:

Underlying Fund	Investment Objective	Range of Allocation of Total Assets	Asset Class	Primary Investment Type/Style
Prudential Jennison Market Neutral Fund	Long-Term Capital Appreciation	0% to 20%	Equity
The Fund will employ a "market neutral" strategy, utilizing both long and short positions in equity and equity-related securities while seeking to preserve capital during declining U.S. equity markets.

LR335